UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2021

Centrus Energy Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 Rockledge Drive, Suite 800

Bethesda, MD 20817

(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Class A Common Stock, par value $0.10 per share	LEU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 2, 2021, Centrus Energy Corp., a Delaware corporation (“Centrus” or the “Company”), entered into an amendment to its existing Voting and Nomination Agreement (as described below) and an Exchange Agreement (as described below) whereby the MB Group (as defined below) agreed to support management’s recommendation on certain matters at the Company’s 2021 annual meeting of stockholders (the “Annual Meeting”) and Kulayba LLC agreed to exchange shares of the Company’s Series B Senior Preferred Stock, par value $1.00 per share (“Preferred Stock”) for shares of the Company’s Class A Common Stock, par value $0.10 per share (“Common Stock”) and a warrant to acquire additional shares of Common Stock (as described below).

As previously disclosed by the Company in its Current Report on Form 8-K filed April 14, 2020, on April 13, 2020, Centrus entered into a Voting and Nomination Agreement (the “Voting Agreement”) with Mr. Morris Bawabeh, Kulayba LLC and M&D Bawabeh Foundation, Inc. (collectively, the “MB Group”). On February 2, 2021, Centrus and the MB Group entered into an amendment to the Voting Agreement, the First Amendment to the Voting and Nomination Agreement, by and among the Company and the MB Group (the “Voting Agreement Amendment”). Pursuant to the Voting Agreement Amendment, the MB Group agreed to cause all shares of Common Stock owned of record or beneficially owned by the MB Group at the Annual Meeting to be voted in favor of (i) an amendment to extend the length of the term of the Company’s Section 382 Rights Agreement dated as of April 6, 2016, as amended to date, for two years from June 30, 2021 to June 30, 2023 and (ii) an increase of shares of Common Stock reserved for delivery under the Company’s Centrus Energy Corp 2014 Equity Incentive Plan, as amended to date, of an additional 700,000 shares of Common Stock.

In connection with the entry into the Voting Agreement Amendment, the Company and Kulayba LLC also entered into an Exchange Agreement, dated February 2, 2021 (the “Exchange Agreement”), pursuant to which Kulayba LLC agreed to exchange (the “Exchange”) 3,873 shares of Preferred Stock, representing $5,000,198 liquidation preference (including accrued and unpaid dividends), for (i) 231,276 shares of Common Stock priced at the closing market price of $21.62 on the date the Exchange Agreement was signed and (ii) a Centrus Energy Corp. Warrant to Purchase Common Stock (the “Warrant”), exercisable for 250,000 shares of Common Stock at an exercise price of $21.62 per share which was the closing market price on the date the Exchange Agreement was signed, subject to certain customary adjustments pursuant to the terms of the Warrant. The Warrant is exercisable by Kulayba LLC for a period commencing on the closing date of the Exchange and ending, unless sooner terminated as provided in the Warrant, on the first to occur of: (a) the second anniversary of the closing date of the Exchange or (b) the last business day immediately prior to the consummation of a Fundamental Transaction (as defined in the Warrant) which results in the shareholders of the Company immediately prior to such Fundamental Transaction owning less than 50% of the voting equity of the surviving entity immediately after the consummation of the Fundamental Transaction. The Company expects to retire upon closing of the exchange the 3,873 shares of Preferred Stock received by the Company under the Exchange Agreement.

The foregoing is a summary only and does not purport to be a complete description of all the terms, provisions, and agreements contained in the Voting Agreement Amendment, the Exchange Agreement or the Warrant and is subject to and qualified in its entirety by reference to the full text of (i) the Voting Agreement Amendment, which is filed herewith as Exhibit 10.1 and is hereby incorporated by reference into this Item 1.01, (ii) the Exchange Agreement, which is filed herewith as Exhibit 10.2 and is hereby incorporated by reference into this Item 1.01 and (iii) the Warrant, the form of which is filed herewith as Exhibit 4.1 and is hereby incorporated into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities

Pursuant to the Exchange Agreement described in Item 1.01 hereof, the Company offered and sold to Kulayba LLC (i) 231,276 shares of Common Stock and (ii) the Warrant to purchase 250,000 shares of Common Stock, exercisable immediately after the closing of the Exchange. The description of the Exchange Agreement and the Warrant in Item 1.01 hereof is incorporated into this Item 3.02 by reference.

The offer and sale of the Common Stock, the Warrant and the shares of Common Stock underlying the Warrant by the Company to Kulayba LLC were effected pursuant to the exemption from registration under the Securities Act of 1933 set forth in Section 4(a)(2) of the Securities Act of 1933.

The foregoing is a summary only and does not purport to be a complete description of all the terms, provisions, and agreements contained in the Exchange Agreement or the Warrant is subject to and qualified in its entirety by reference to the full text of (i) the Exchange Agreement, which is filed herewith as Exhibit 10.2 and is hereby incorporated by reference into this Item 3.02, and (ii) the Warrant, the form of which is filed herewith as Exhibit 4.1 and is hereby incorporated by reference into this Item 3.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 2, 2021, the Board of Directors of the Company approved an amendment to the Amended and Restated Certificate of Incorporation of the Company to reduce the total number of authorized shares of Preferred Stock by 3,873 shares, such that the total number of authorized shares of Preferred Stock of the Company will be 37,847. The amendment will become effective upon closing of the Exchange, as described in Item 1.01 hereof, and the retirement of the 3,873 shares of Preferred Stock received by Centrus in the Exchange, which will be effected by the Company filing with the Delaware Secretary of State a Certificate of Retirement of 3,873 Series B Senior Preferred Stock.

A form of the Certificate of Retirement of 3,873 Series B Senior Preferred Stock is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

3.1	Form of Certificate of Retirement of 3,873 Series B Senior Preferred Stock
4.1	Form of Centrus Energy Corp. Warrant to Purchase Common Stock
10.1	First Amendment to the Voting and Nomination Agreement dated February 2, 2021, by and among Centrus Energy Corp., Morris Bawabeh, Kulayba LLC and M&D Bawabeh Foundation, Inc.
10.2	Exchange Agreement dated February 2, 2021, by and among Centrus Energy Corp. and Kulayba LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:February 5, 2021	By:	/s/ Philip O. Strawbridge
Philip O. Strawbridge
Senior Vice President, Chief Financial Officer,
Chief Administrative Officer and Treasurer